Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or
     Rule 14a-12

                              Capitol Square Funds

-------------------------------------------------------------

             (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1),
          14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules
          14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       ------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       ------------------------------------------------------
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------
   4)  Proposed maximum aggregate value of transaction:

       ------------------------------------------------------
   5)  Total fee paid:

       ------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:

       -------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

       -------------------------------------------------------

     3) Filing party:

       -------------------------------------------------------

     4) Date filed:

       -------------------------------------------------------

                              CAPITOL SQUARE FUNDS
                         SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 26, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Capitol Square Bond Fund

The undersigned hereby appoints Tina D. Hosking and Roderick H. Dillon, Jr., and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided below, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on February 26, 1997 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated February 6, 1997.

                              Date: February 6, 1997

                              NOTE: Please sign exactly
                              as your name appears on
                              this proxy. If signing for
                              an estate, trust or
                              corporation, title or
                              capacity should be stated.
                              If the shares are held
                              jointly, both signers shall
                              sign, although the
                              signature of one will bind
                              the other.

                              -----------------------------------

                              -----------------------------------

                              Signature(s) PLEASE SIGN IN BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF TRUSTEES AND FOR THE PROPOSALS DESCRIBED HEREIN.

1. With respect to approval of a new sub-advisory agreement with Midwest Group Financial Services, Inc., to become effective upon the closing of the proposed acquisition of Leshner Financial, Inc. by Countrywide Credit Industries, Inc.

FOR                AGAINST               ABSTAIN
[  ]               [  ]                  [  ]

2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.



PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND
RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO
POSTAGE IF MAILED IN THE UNITED STATES.

                                              -------------------------
CAPITOL SQUARE                                Dillon Capital Management
          F U N D S                               Investment Counsel

                                         21 East State Street o Suite 1410
                                     Columbus, Ohio 43215-4228 o 614-222-4200



February 6, 1997



Dear Shareholder:

         You are cordially invited to attend a Special Meeting of Shareholders of the Capitol Square Bond Fund to be held on Wednesday, February 26, 1997 at 10:00 a.m., Eastern time, at the offices of MGF Service Corp. at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202.

         The purpose of the Special Meeting is to approve or disapprove a new sub-advisory agreement with Midwest Group Financial Services, Inc. The Board of Trustees has given full and careful consideration to this matter and has concluded that the proposal is in the best interests of the Capitol Square Bond Fund and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" the matter discussed herein.

         Regardless of the number of shares you own, it is important that they are represented and voted. If you cannot personally attend the special shareholders' meeting, we would appreciate you promptly voting, signing and returning the enclosed proxy in the postage-paid envelope provided.

                                                Very truly yours,


                                                /s/ Roderick H. Dillon, Jr.
                                                Roderick H. Dillon, Jr.
                                                President












              For Shareholder Services call toll-free 888-254-6870
         MGF Service Corp. o P.O. Box 5354 o Cincinnati, Ohio 45201-5354

                              CAPITOL SQUARE FUNDS
                            CAPITOL SQUARE BOND FUND


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 26, 1997


     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the Capitol Square Bond Fund, a series of Capitol Square Funds (the "Trust"), will be held at the offices of MGF Service Corp. at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, on Wednesday, February 26, 1997 at 10:00 a.m., Eastern time, to consider and vote on the following matters:

1. To approve or disapprove a new sub-advisory agreement with Midwest Group Financial Services, Inc., to become effective upon the closing of the proposed acquisition of Leshner Financial, Inc. by Countrywide Credit Industries, Inc.; and

2. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

     Shareholders of record at the close of business on January 24, 1997 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                       By order of the Board of Trustees,


                        /s/ Tina D. Hosking
                        Tina D. Hosking
                        Secretary
February 6, 1997
-------------------------------------------------------------------------------

     Please execute the enclosed proxy and return it promptly in the enclosed envelope, thereby avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                              CAPITOL SQUARE FUNDS

                       SPECIAL MEETING OF SHAREHOLDERS OF
                            CAPITOL SQUARE BOND FUND
                         To Be Held on February 26, 1997
-------------------------------------------------------------------------------

                                 PROXY STATEMENT
-------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of Capitol Square Funds (the "Trust") of proxies for use at the Special Meeting of Shareholders or at any adjournment thereof. The Proxy Statement and form of proxy were first mailed to shareholders on or about February 6, 1997.

     The purpose of the meeting is to consider approval of a new sub-advisory agreement for the Capitol Square Bond Fund (the "Fund") as a result of a proposed transaction whereby the sub- adviser of the Fund, Midwest Group Financial Services, Inc. (the "Sub-Adviser"), 312 Walnut Street, Cincinnati, Ohio 45202, by means of an exchange of stock of the Sub-Adviser's parent company, will become a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc. Upon completion of such transaction, it is anticipated that the Sub-Adviser will continue to carry on its business with its current management at its current location.

         A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy which is properly executed that has no voting instructions to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

         The cost of the solicitation, including the printing and mailing of the proxy materials, will be borne by the Fund's investment manager, Dillon Capital Management ("Dillon Capital"), 21 East State Street, Columbus, Ohio 43215. In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Fund at the expense of Dillon Capital, without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. Dillon Capital will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

         The Board of Trustees has fixed the close of business on January 24, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting of Shareholders or any adjournment thereof. As of the record date there were 47,366.708 shares of beneficial interest, no par value, of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

     The Trustees of the Trust intend to vote all of their shares in favor of the proposal described herein. On January 24, 1997, all Trustees and officers as a group owned of record or beneficially 20.8% of the Fund's outstanding shares. Roderick H. Dillon, Jr., President and a trustee of the Trust, beneficially owned 9,455.607 or 19.96% of the outstanding shares of the Fund and T. Calloway Robertson III, a trustee of the Trust, owned of record 397.066 or .8% of the outstanding shares of the Fund on that date. No other Trustees or officers of the Trust owned of record or beneficially shares of the Trust as of the record date. On January 24, 1997, Dean A. Beickelman IRA Account, 1890 Willow Forge Drive, Columbus, Ohio 43220, owned of record 4,990.403 or 10.5% of the outstanding shares of the Fund; Craig J. Beickelman IRA Account, 1890 Willow Forge Drive, Columbus, Ohio 43220, owned of record 4,982.304 or 10.5% of the outstanding shares of the Fund; Bruce E. Beickelman IRA Account, 1890 Willow Forge Drive, Columbus, Ohio 43220, owned of record 4,983.663 or 10.5% of the outstanding shares of the Fund; J. Osborn Fuller IRA Account, 3928 Fairlington Dr., Columbus, Ohio 43220, owned of record 8,174.611 or 17.3% of the outstanding shares of the Fund; Robert A. Levy, Rally Auto Parts, Inc., IRA Account, 590 Claycraft Road, Gahanna, Ohio 43230, owned of record 7,045.711 or 14.9% of the outstanding shares of the Fund; Patricia A. Fuller IRA Account, 3928 Fairlington Dr., Columbus, Ohio 43220, owned of record 5,594.853 or 11.8% of the outstanding shares of the Fund. No other person owned of record and, according to information available to the Trust, no other person owned beneficially 5% or more of the Fund's outstanding shares on the record date.

         If a quorum (more than 50% of the outstanding shares of the Fund) is represented at the meeting, the vote of a majority of the outstanding shares of the Fund is required for approval of the new sub-advisory agreement with the Sub-Adviser. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. If a quorum is present at the meeting but sufficient votes to approve the new sub- advisory agreement with the Sub-Adviser are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

I. APPROVAL OR DISAPPROVAL OF A NEW SUB-ADVISORY AGREEMENT WITH MIDWEST GROUP FINANCIAL SERVICES, INC.

         Dillon Capital currently provides general investment supervisory services to the Fund pursuant to an Advisory Agreement between the Trust and Dillon Capital. Dillon Capital has retained the Sub-Adviser to manage the Fund's investments pursuant to a Sub-Advisory Agreement among the Trust, the Sub-Adviser and Dillon Capital (the "Present Sub-Advisory Agreement"). The Present Sub-Advisory Agreement is dated August 27, 1996 and was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of Dillon Capital, the Sub-Adviser or the Trust (the "Independent Trustees"), on that date. The Roderick H. Dillon, Jr. Foundation, as sole shareholder of the Fund, also approved the Present Sub-Advisory Agreement on August 27, 1996.

         Pursuant to an Agreement for Exchange of Stock (the "Acquisition Agreement") dated December 10, 1996 between Countrywide Credit Industries, Inc.("CCI"), 155 North Lake Avenue, Pasadena, California 91101, and the shareholders of Leshner Financial, Inc. ("LFI") 312 Walnut Street, Cincinnati, Ohio 45202, CCI has agreed to acquire all of the outstanding common stock of LFI in exchange for newly issued common stock of CCI (the "Acquisition"). The Sub-Adviser is a wholly-owned subsidiary of LFI, of which Robert H. Leshner is the controlling shareholder. MGF Service Corp., the Trust's administrator, transfer agent and accounting and pricing agent, is also a wholly-owned subsidiary of LFI. As a result of the Acquisition, the Sub-Adviser and MGF Service Corp. will become wholly-owned indirect subsidiaries of CCI. The Acquisition could be viewed as constituting a "change in control" of the Sub-Adviser for purposes of the 1940 Act and cause the "assignment" and resulting termination of the Present Sub-Advisory Agreement. Under the

1940 Act, a transaction which results in a change of control or management of an investment adviser may be deemed an "assignment." The 1940 Act further provides that an investment advisory agreement will automatically terminate in the event of its assignment. Accordingly, the Board of Trustees proposes that a new sub-advisory agreement among the Trust, Dillon Capital and the Sub-Adviser (the "New Sub-Advisory Agreement") be approved by shareholders of the Fund.

         The terms and conditions of the New Sub-Advisory Agreement are identical in all material respects to those of the Present Sub-Advisory Agreement, with the exception of the effective date. Upon completion of the Acquisition, the Sub-Adviser expects to retain the services of all of its current management personnel. The employees of the Sub-Adviser who currently provide portfolio management services to the Fund are expected to continue to provide such services and there will be no change in their responsibilities with respect to the Fund following the Acquisition. Furthermore, no changes in the Sub-Adviser's method of operation or the location where it conducts its business, are contemplated.

         TERMS OF THE ACQUISITION. The Acquisition Agreement contemplates that the Sub-Adviser will become a wholly-owned indirect subsidiary of CCI. The value of the CCI common stock to be issued in the Acquisition is $18.5 million, subject to certain adjustments in the event that the trading price of CCI common stock at the closing is either greater than $29 per share or less than $24 per share. Pursuant to the Acquisition Agreement, $2.5 million of the purchase price payable to Mr. Leshner and members of his family will be withheld at closing and paid over the next five years based on the achievement of specified pre-tax earnings goals.

         In addition, the Acquisition Agreement contemplates that certain key personnel of the Sub-Adviser will enter into employment and non-competition agreements with CCI, which is intended to assure that the Sub-Adviser will continue to operate with its same investment personnel and officers. Upon completion of the Acquisition, the Sub-Adviser expects to retain the services of all of its current management personnel, including Robert H. Leshner, who intends to enter into a five-year employment agreement with CCI.

         Section 15(f) of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in the Acquisition.

         The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the Trust's Board of Trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. No interested person of the Sub-Adviser within the meaning of the 1940 Act will serve on the Board of Trustees of the Trust during such period if such service would cause this condition to be violated.

         THE NEW SUB-ADVISORY AGREEMENT. The terms and conditions of the New Sub-Advisory Agreement are identical in all material respects to those of the Present Sub-Advisory Agreement with the exception of the effective date.

     Under the New Sub-Advisory Agreement, the Sub-Adviser will select portfolio securities for investment by the Fund, purchase and sell securities of the Fund, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the Internal Revenue Code of 1986, applicable state securities laws, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to the Sub-Adviser, the investment objectives, policies and restrictions of the Fund, and instructions from Dillon Capital. The Sub-Adviser will receive a monthly fee from Dillon Capital at the rate of 12 1/2% of the "net management fees" Dillon Capital receives for its services to the Fund. For purposes of calculating this fee, "net management fees" are defined as the advisory fees paid to Dillon Capital less Dillon Capital's operating costs, which include audit fees, legal fees, custody fees, trustee fees and expenses, insurance costs, state registration filing fees, SEC filing fees and expenses, pricing fees, costs of reports to shareholders, transfer agent out-of-pocket expenses, fund accounting licensing fees, and any other direct costs incurred by Dillon Capital in the operation and administration of the Fund. This is the same fee that the Sub-Adviser currently receives from Dillon Capital under the Present Sub-Advisory Agreement. Dillon Capital is solely responsible for the payment of fees to the Sub-Adviser and the Sub-Adviser agrees to seek payment of its fees solely from Dillon Capital.

         The New Sub-Advisory Agreement directs the Sub-Adviser to give primary consideration to the best qualitative execution in the selection of brokers and dealers to execute portfolio transactions for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. In addition to including provision of brokerage and research services as one of the factors to be considered in the determination of best execution, the New Sub-Advisory Agreement specifically authorizes the Sub-Adviser to select brokers or dealers who also provide brokerage and research services to the Fund and the other accounts over which the Sub-Adviser exercises investment discretion if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion. Research services furnished by brokers in connection with portfolio transactions of the Fund may be used by the Sub-Adviser in servicing its other clients, and not all such services may be used by the Sub-Adviser in connection with the Fund. Likewise, research services provided by brokers servicing other clients of the Sub-Adviser may be useful to the Sub-Adviser in providing investment advice or brokerage services to the Fund. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution, the Sub- Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund.

         If the New Sub-Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the consummation of the Acquisition. The New Sub-Advisory Agreement provides that it will remain in force until August 27, 1998, and from year to year thereafter subject to annual approval by
(a) the Board of Trustees or (b) a vote of the majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The New Sub-Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, by Dillon Capital, or by the Sub- Adviser. The New Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

         The New Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights conferred upon it by such Agreement, or in accordance with (or in the absence of) specific instructions from the Trust, provided that such acts or omissions shall not have resulted from the Sub-Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Sub-Adviser in its actions under such Agreement, or breach of its duties or of its obligations thereunder.

         The New Sub-Advisory Agreement is attached as Exhibit A. The description set forth in this Proxy Statement of the New Sub- Advisory Agreement is qualified in its entirety by reference to Exhibit A.

         In the event that shareholders of the Fund do not approve the New Sub-Advisory Agreement and the Acquisition is consummated, the Board of Trustees will promptly seek to obtain for the Fund interim advisory services either from the Sub-Adviser or from another advisory organization. Thereafter, the Board of Trustees would either negotiate a new sub-advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements, in either event subject to approval by the shareholders of the Fund. In the event the Acquisition is not completed for any reason, the Sub-Adviser will continue to serve as the sub-adviser of the Fund pursuant to the terms of the Present Sub-Advisory Agreement.

         INFORMATION CONCERNING CCI. CCI is a New York Stock Exchange listed company principally engaged in residential mortgage lending. CCI offers a variety of mortgage products to home buyers, including home equity loans and subprime credit quality first-lien mortgages. In addition, CCI has a loan servicing operation which serves over 1.4 million homeowners as well as a variety of ancillary financial products and services which augment its mortgage lending and servicing operations. Founded in 1969, CCI is the nation's largest independent residential mortgage lender and servicer. CCI has more than 5,500 employees and 350 offices across the nation. According to recent reports filed with the Securities and Exchange Commission, Neuberger & Berman, 605 Third Avenue, New York, New York 10158, is the beneficial owner of 14.6% of the outstanding shares of CCI common stock and Oppenheimer Group, Inc., Oppenheimer Tower, World Financial Center, New York, New York 10281, is the beneficial owner of 15.6% of the outstanding shares of CCI common stock.

         INFORMATION CONCERNING THE SUB-ADVISER. The Sub-Adviser is a wholly-owned subsidiary of LFI, of which Robert H. Leshner is the controlling shareholder. Mr. Leshner, his wife and two daughters together own of record and beneficially 64.2% of the issued and outstanding shares of LFI. Mr. Leshner, in his capacity as trustee of LFI's Employee Stock Ownership Plan, is the record owner of an additional 32.2% of the issued and outstanding shares of LFI. James
A. Markley, Jr. and Noretta Markley, as trustees of the Noretta Markley Trust, are the record owners of 3.6% of the issued and outstanding shares of LFI.

         During LFI's fiscal year ended September 30, 1996, Mr. Leshner purchased a total of 8,441.75 shares (representing approximately 7.4% of the outstanding shares) of the common stock of LFI from three officers of LFI. During such fiscal year, LFI purchased and retired as treasury shares a total of 1,840.5 shares (representing approximately 1.6% of the outstanding shares) of its common stock from two officers of LFI. The purchase price for each transaction was $163 per share. Upon consummation of the Acquisition, the current shareholders of LFI will own of record and beneficially less than 1% of the outstanding common shares of CCI.

         The directors and principal executive officers of the Sub- Adviser are Robert H. Leshner, who is Chairman of the Board and a director of the Sub-Adviser, MGF Service Corp. and LFI; Michael F. Andrews, who is President of the Sub-Adviser and a director and Vice President of LFI; Maryellen Peretzky, who is Vice President, Assistant Secretary and a director of the Sub-Adviser, Vice President of MGF Service Corp. and Vice President and a director of LFI; and James A. Markley, Jr., who is a director of the Sub-Adviser, MGF Service Corp. and LFI and President of LFI. The address of the Sub-Adviser and of each director and principal executive officer is 312 Walnut Street, Cincinnati, Ohio 45202.

         Robert G. Dorsey, Treasurer of the Sub-Adviser, is also Vice President of the Trust. John F. Splain, Secretary and General Counsel of the Sub-Adviser, is also Assistant Secretary of the Trust.

     The Sub-Adviser serves as investment adviser to the registered investment companies listed below:
                                                             Amount of the
                                  Net Assets as of       Sub-Adviser's Annual
Name of Fund                      December 31, 1996          Advisory Fees
------------                      -----------------          --------------
MIDWEST GROUP
TAX FREE TRUST:
Tax-Free Money Fund                $ 36,930,361           With respect to each
Ohio Tax-Free Money                                       Fund, .50% of average
 Fund                               279,687,085           daily net assets up to
California Tax-Free                                       $100 million; .45% of
 Money Fund*                         38,659,316           next $100 million of
Royal Palm Florida                                        such assets; .40% of
 Tax-Free Money Fund*                48,845,225           next $100 million of
Tax-Free Intermediate                                     such assets; and .375%
 Term Fund                           69,675,882           of such assets in
Ohio Insured Tax-Free                                     excess of $300 million
 Fund                                77,542,779

MIDWEST TRUST:
Short Term Government                                     With respect to each
  Income Fund                       $98,489,436           Fund, .50% of average
Intermediate Term                                         daily net assets up
  Government Income                                       to $50 million; .45%
  Fund                               57,617,457           of next $100 million
Adjustable Rate U.S.                                      of such assets; .40%
  Government                                              of next $100 million
  Securities Fund*                   14,269,802           of such assets; and
                                                          .375% of such assets
                                                          in excess of $250
                                                          million

Institutional
  Government Income Fund*            39,717,199           .20% of average
                                                          daily net assets

Global Fund*                         19,242,377           .70% of average
                                                          daily net assets up to
                                                          $100 million and .60%
                                                          of such assets in
                                                          excess of $100 million
MIDWEST STRATEGIC
TRUST:
U.S. Government                                           With respect to each
 Securities Fund*                   $20,574,996           Fund, .75% of average
Treasury Total                                            daily net assets up to
 Return Fund*                        11,211,196           $200 million; .70% of
Utility Fund                         42,381,631           next $300 million of
Equity Fund*                         16,714,752           such assets; and .50%
                                                          of such assets in
                                                          excess of $500 million

 * During the 1996 fiscal year, the Sub-Adviser waived all or a portion of its advisory fees for such funds. There is no assurance that any fee waivers will continue in the future.

      INFORMATION CONCERNING MGF SERVICE CORP. MGF Service Corp. ("MGF") is retained by Dillon Capital to provide transfer agency, shareholder servicing, accounting and pricing, and administrative services to the Fund. The address of MGF is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. MGF receives from Dillon Capital (not the Fund) a monthly fee at the rate of 37 1/2% of the "net management fees" (as defined above) received by Dillon Capital for its services to the Fund.

         If the Acquisition is consummated, MGF will continue to provide transfer agency, shareholder servicing, accounting and pricing, and administrative services to the Fund at the same rates as are currently in effect, pursuant to a new service agreement which was approved by the Board of Trustees, including a majority of the Independent Trustees, on February 4, 1997.

         EVALUATION BY THE BOARD OF TRUSTEES. On February 4, 1997, the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person, unanimously approved, subject to the required shareholder approval described herein, the New Sub-Advisory Agreement.

         In considering approval of the New Sub-Advisory Agreement, the Board of Trustees carefully evaluated information they deemed necessary to enable them to determine whether the New Sub-Advisory Agreement will be in the best interests of the Fund and its shareholders. In making this recommendation, the Trustees evaluated the experience of the Sub-Adviser's key personnel in investing, the quality of services the Sub-Adviser is expected to provide to the Fund and the compensation proposed to be paid to the Sub-Adviser. The Trustees have given careful consideration to all factors deemed to be relevant to the Fund, including, but not limited to: (1) the nature and quality of the services expected to be rendered to the Fund by the Sub-Adviser; (2) the distinct investment objective and policies of the Fund; (3) that the compensation payable to the Sub-Adviser under the New Sub-Advisory Agreement will be at the same rate as the compensation now payable to the Sub-Adviser under the Present Sub-Advisory Agreement; (4) that the terms of the New Sub- Advisory Agreement are the same in all respects as the terms of the Present Sub-Advisory Agreement except for a different effective date; (5) the history, reputation, qualification and background of the Sub-Adviser and CCI, as well as the qualifications of their personnel and their respective financial conditions; (6) the Sub-Adviser's investment performance records; and (7) the substantial benefits expected to be realized as a result of the Sub-Adviser's ownership by CCI, such as the opportunity to gain access to CCI's managerial and technological resources.

     In making the determination to recommend approval of the New Sub-Advisory Agreement to shareholders of the Fund, the Board of Trustees gave substantial weight to the Sub-Adviser's representations that (i) the Acquisition should benefit the Sub- Adviser by preserving its independent management structure and portfolio management style, while providing stability from a strengthening balance sheet and more attractive financial incentives to the Sub-Adviser's employees and increased resources for the Sub-Adviser's operations; (ii) that the Acquisition will not materially affect the advisory operations of the Sub-Adviser or the level or quality of advisory services provided to the Fund;
(iii) that the same personnel at the Sub-Adviser who currently provide services to the Fund will continue to do so after the Acquisition; (iv) that the Fund will not be subject to any unfair burden as a result of the Acquisition; and (v) access to CCI's broad managerial, financial and technological resources should allow the Sub-Adviser to increase the range and quality of services provided to the Fund. In considering approval of the New Sub-Advisory Agreement, the Board of Trustees reviewed the most recent audited financial statements of the Sub-Adviser and of CCI. The Board of Trustees believes that the Acquisition should benefit the Sub-Adviser and the Fund and that the Fund should receive investment advisory services under the New Sub- Advisory Agreement equal or superior to those currently received under the Present Sub-Advisory Agreement, at the same fee levels. The Board of Trustees therefore unanimously recommends approval of the New Sub-Advisory Agreement by shareholders of the Fund.

         OTHER INFORMATION. Dillon Capital also serves as the investment adviser to two other series of the Trust, the Capitol Square Large Cap Fund and the Capitol Square Small Cap Fund. Dillon Capital is controlled by DiCap, Inc., its General Partner. Roderick H. Dillon, Jr., President and a Trustee of the Trust, is the controlling shareholder of DiCap, Inc. and the President of Dillon Capital. T. Calloway Robertson III, a Trustee of the Trust, is Vice President of Dillon Capital.

         THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE NEW SUB-ADVISORY AGREEMENT.

II.      OTHER BUSINESS

         The proxy holders have no present intention of bringing any matter before the meeting other than that specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

         Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                                            By Order of the Board of Trustees,


                                            /s/ Tina D. Hosking
                                            Tina D. Hosking
                                            Secretary

Date: February 6, 1997

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                Exhibit A

                             SUB-ADVISORY AGREEMENT



Midwest Group Financial Services, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202

Ladies and Gentlemen:

         Capitol Square Funds (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to the rules and regulations promulgated thereunder. The Trust's shares of beneficial interest are divided into separate series or funds. The Capitol Square Bond Fund (the "Fund") has been established as one series of the Trust.

         Dillon Capital Management (the "Adviser") acts as the investment manager for the Fund pursuant to the terms of an Advisory Agreement. The Adviser is responsible for the coordination of investment of the Fund's assets in portfolio securities. The Adviser is also responsible for retaining and supervising third parties to make specific portfolio purchases and sales for the investment portfolio of the Fund, subject to approval by the Board of Trustees of the Trust.

         1. Appointment as Sub-Adviser. The Trust and the Adviser, being duly authorized, hereby appoint and employ Midwest Group Financial Services, Inc. (the "Sub-Adviser") as the discretionary portfolio manager of the Fund, on the terms and conditions set forth herein.

         2. Acceptance of Appointment; Standard of Performance. The Sub-Adviser accepts the appointment as the discretionary portfolio manager of the Fund and agrees to use its best professional judgment to make timely investment decisions for the Fund in accordance with the provisions of this Agreement.

         3. Portfolio Management Services of Sub-Adviser. The Sub- Adviser is hereby employed and authorized to select portfolio securities for investment by the Fund, to purchase and sell securities of the Fund, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof. In providing portfolio management services to the Fund, the Sub- Adviser shall be subject to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, applicable state securities laws, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to the Sub-Adviser, the investment objective, policies and restrictions of the Fund furnished pursuant to paragraph 4, the provisions of Schedule A hereto and instructions from the Adviser. The Sub-Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities for the Fund, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Sub-Adviser shall maintain on behalf of the Fund the records listed in Schedule A hereto (as amended from time to time). At the Trust's reasonable request, the Sub-Adviser will consult with the Adviser with respect to any decision made by it with respect to the investments of the Fund.

         4. Investment Objective, Policies and Restrictions. The Trust will provide the Sub-Adviser with the informationconcerning the investment objective, policies and restrictions applicable to the Fund as contained in the Trust's registration statement under the 1940 Act and the Securities Act of 1933, and any instructions adopted by the Board of Trustees supplemental thereto. The Trust will provide the Sub-Adviser with such further information concerning the investment objective, policies and restrictions applicable thereto as the Sub-Adviser may from time to time reasonably request. The Trust retains the right, on written notice to the Sub-Adviser from the Trust or the Adviser, to modify any such objective, policies or restrictions in any manner at any time.

         5. Transaction Procedures. All transactions will be consummated by payment to or delivery by Star Bank, N.A. or any successor custodian (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Fund, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the Adviser all investment orders for the Fund placed by it with brokers and dealers. The Sub-Adviser shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. It shall be the responsibility of the Sub-Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

         6. Allocation of Brokerage. The Sub-Adviser shall have the authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed.

                  A. In doing so, the Sub-Adviser will give primary consideration to securing the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Consistent with this policy, the Sub-Adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the other accounts over which it exercises investment discretion. It is understood that neither the Trust, the Adviser nor the Sub-Adviser have adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice, provided that the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to the other accounts over which it exercises investment discretion. It is understood that although the information may be useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on such information. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution, the Sub-Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund.

                  B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub- Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

                  C. Consistent with the policies described in this paragraph 6, the Sub-Adviser may execute any portfolio transactions for the Fund's account with a broker or dealer which is an "affiliated person" (as defined in the 1940
Act) of the Trust, the Adviser or the Sub-Adviser, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. The Adviser agrees that it will provide the Sub-Adviser with a list of brokers and dealers which are "affiliated persons" of the Trust or the Adviser.

                  D. For each fiscal quarter of the Fund, the Sub- Adviser shall prepare and render reports to the Adviser and the Trust's Board of Trustees of the total brokerage business placed by the Fund and the manner in which the allocation has been accomplished. Such reports shall set forth at a minimum the information required to be maintained by Rule 31a-1(b)(9) under the 1940 Act.

         7. Proxies. The Trust will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. At the Trust's request, the Sub-Adviser shall provide the Trust with its recommendations as to the voting of such proxies.

         8. Reports to the Sub-Adviser. The Trust will provide the Sub-Adviser with such periodic reports concerning the status of the Fund as the Sub-Adviser may reasonably request.

         9. Fees for Services. For performing its services under this Agreement, the Adviser shall pay the Sub-Adviser a monthly fee in accordance with the schedule attached hereto as Schedule B. The Sub-Adviser's fees shall be payable monthly within ten days following the end of each month. Pursuant to the provisions of the Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Sub- Adviser, and the Sub-Adviser agrees to seek payment of the Sub- Adviser's fees solely from the Adviser.

         10. Other Investment Activities of the Sub-Adviser. The Trust acknowledges that the Sub-Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trust agrees that the Sub-Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objective and policies of the Fund and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which involve the Fund or otherwise. The Sub-Adviser shall have no obligation to acquire for the Fund a position in any investment which any Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

         11. Certificate of Authority. The Trust, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Board of Trustees or Board of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, the Adviser and/or the Sub-Adviser.

         12. Limitation of Liability. The Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Sub-Adviser in its actions under this Agreement or breach of its duties or of its obligations hereunder. Nothing in this paragraph 12 shall be construed in a manner inconsistent with Sections 17(h) and (i) of the 1940 Act.

         13. Confidentiality. Subject to the duty of the Sub- Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Sub-Adviser and the Trust in respect thereof.

         14. Assignment. No assignment of this Agreement shall be made by the Sub-Adviser, and this Agreement shall terminate automatically in the event of such assignment. The Sub-Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment will occur, and to take the steps necessary to enter into a new contract with the Sub-Adviser.

         15. Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

                  A. The Sub-Adviser has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund as contemplated hereby.

                  B. The Trust will deliver to the Sub-Adviser a true and complete copy of the then current prospectus and statement of additional information for the Fund as effective from time to time and such other documents or instruments governing the investments of the Fund and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

                  C. The Trust is currently in compliance and shall at all times comply with the requirements imposed upon the Fund by applicable laws and regulations.

         16. Representations, Warranties and Agreements of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

                  A. The Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940.

                  B. The Sub-Adviser will maintain, keep current and preserve on behalf of the Trust, in the manner and for the time periods required or permitted by the Act, the records identified in Schedule A. The Sub-Adviser agrees that such records (unless otherwise indicated on Schedule A) are the property of the Trust, and will be surrendered to the Trust promptly upon request.

                  C. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Adviser or the Trust may from time to time require to ensure compliance with the Act, the Internal Revenue Code and applicable state securities laws.

                  D. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this

Agreement is in effect, the president or a vice president of the Sub-Adviser shall certify to the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Sub-Adviser shall submit to the Trust the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1).

                  E. Upon request of the Trust, the Sub-Adviser will furnish a copy of any amendment to its Form ADV to the Trust and to the Adviser.

                  F. The Sub-Adviser will immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to
Section 9(a) of the 1940 Act or otherwise.

         17. Amendment. This Agreement may be amended at any time, but only by written agreement between the Sub-Adviser, the Adviser and the Trust, which amendment, other than amendments to Schedule A, is subject to the approval of the Board of Trustees and the shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder, subject to any applicable exemptive order of the Securities and Exchange Commission modifying the provisions of the Act with respect to approval of amendments to this Agreement.

         18. Effective Date; Term. This Agreement shall become effective on the date of its execution and shall remain in full force and effect until August 27, 1998, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

         19. Termination. This Agreement may be terminated by either party hereto, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision thereof by the party so notified, or otherwise upon sixty (60) days' written notice to the other, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other.

         20. Shareholder Liability. The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets. The Sub-Adviser agrees that it shall not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

         21. Definitions. As used in paragraphs 14 and 18 of this Agreement, the terms "assignment," interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

         22. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Ohio.





DILLON CAPITAL MANAGEMENT                           CAPITOL SQUARE FUNDS


By:                                                 By:


Title: President                                    Title: President


Date: _________, 1997                               Date: _________, 1997


                                   ACCEPTANCE

         The foregoing Agreement is hereby accepted.

                             MIDWEST GROUP FINANCIAL
                             SERVICES, INC.


                             By:

                             Title: Chairman of the Board

                             Date: _________, 1997

                                   SCHEDULE A

                   RECORDS TO BE MAINTAINED BY THE SUB-ADVISER

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases or sales, given by the Sub-Adviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

         A.       The name of the broker;

         B. The terms and conditions of the order and of any modification or cancellation thereof;

         C.       The time of entry or cancellation;

         D.       The price at which executed;

         E.       The time of receipt of a report of execution; and

         F. The name of the person who placed the order on behalf of the Fund.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

         A.       Shall include the consideration given to:

                  (i) The sale of shares of the Fund by brokers or dealers.

                  (ii) The supplying of services or benefits by brokers or dealers to:

                           (a)      The Trust;

                           (b)      the Adviser;

                           (c)      the Sub-Adviser;

                           (d) any person affiliated with the foregoing persons.

                  (iii) Any other consideration other than the technical
                        qualifications of the brokers and dealers as
                            such.

         B. Shall show the nature of the services or benefits made available.

         C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

         D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rules adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser's transactions with respect to the Fund.



         *Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or portfolio adviser reviews.

                                   SCHEDULE B

                                  COMPENSATION


         The Adviser will pay the Sub-Adviser twelve and one-half percent (12 1/2%) of the net management fees it receives for its services to the Fund. For purposes of this Agreement, net management fees are defined as gross management fees less operating costs. Operating costs will include the following:

                  - Audit fees
                  - Legal fees
                  - Custody fees
                  - Trustee fees and expenses
                  - Insurance costs
                  - State registration filing fees
                  - SEC filing fees and expenses
                  - Pricing fees
                  - Costs of reports to shareholders, such as printing
                    and typesetting
                  - Transfer agent out-of-pocket expenses, including, but not limited to postage, envelopes, checks, drafts, statements, telephone lines, outside mailing firms and outside record storage
                  - Sunguard Fund accounting licensing fees
                  - Any other direct costs incurred in connection with the
                    operation and administration of the Trust